UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2022

Riverview Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40716	86-1972481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 South Mendenhall Road, Suite 200
Memphis, TN 38117
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (901) 767-5576

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	RVACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.001 per share	RVAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at a price of $11.50 per share	RVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Transaction Agreement

On April 4, 2022, Riverview Acquisition Corp., a Delaware corporation (“Riverview”), entered into a Transaction Agreement, by and among Riverview, Westrock Coffee Holdings, LLC, a Delaware limited liability company (“Westrock”), Origin Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Westrock (“Merger Sub I”) and Origin Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Westrock (“Merger Sub II,” together with Merger Sub I, the “Merger Subs”) (as may be amended and/or restated from time to time, the “Transaction Agreement”). The Mergers (as defined below) were unanimously approved by Riverview’s Board of Directors and Westrock’s  Board of Managers. The Transaction Agreement and the transactions contemplated thereby, including the Mergers, were also approved by Westrock’s members holding a majority of the voting power of Westrock’s outstanding units. If the Transaction Agreement is approved by Riverview’s stockholders, and the transactions contemplated by the Transaction Agreement are consummated, (i) Westrock will convert from a Delaware limited liability company to a Delaware corporation (the “Conversion”), (ii) immediately following confirmation of the Conversion, Merger Sub I will merge with and into Riverview (the “SPAC Merger”), with Riverview surviving the SPAC Merger (the “SPAC Merger Surviving Company”) as a wholly owned subsidiary of Westrock, and (iii) immediately following confirmation of the SPAC Merger, the SPAC Merger Surviving Company will merge with and into Merger Sub II (the “LLC Merger,” together with the SPAC Merger, the “Mergers”) with Merger Sub II surviving the LLC Merger as a wholly-owned subsidiary of Westrock.

Under the Transaction Agreement, immediately prior to the effective time of the Conversion, (a) each issued and outstanding membership unit of Westrock designated as a common unit shall be automatically converted into a certain number of shares of common stock of Westrock, par value $0.01 per share (the “Westrock Common Shares”), (b) each issued and outstanding membership unit of Westrock designated as a common equivalent preferred unit (a “Westrock Preferred Unit”) for which the holder has not elected (a “Preferred Election”) to convert into shares of preferred stock of Westrock, par value $0.01 per share (the “Westrock Preferred Shares”) shall be automatically converted into a certain number of Westrock Common Shares, and (c) each issued and outstanding Westrock Preferred Unit for which the holder has made a Preferred Election shall be automatically converted into a certain number of Westrock Preferred Shares.

In addition, immediately prior to the effective time of the SPAC Merger, (i) each issued and outstanding share of Class B Common Stock, par value $0.001 per share, of Riverview (the “Riverview Class B Common Stock”) will be automatically converted into one share of Class A Common Stock, par value $0.001, of Riverview (the “Riverview Class A Common Stock” and, together with the Riverview Class B Common Stock, the “Riverview Common Stock”) in accordance with the terms of the Amended and Restated Certificate of Incorporation of Riverview (such conversion, the “Riverview Class B Conversion”) and, after giving effect to such automatic conversion, at the effective time of the SPAC Merger and as a result of the SPAC Merger, each issued and outstanding share of Riverview Class A Common Stock will automatically be converted into the right of the holder thereof to receive one Westrock Common Share and (ii) each issued and outstanding warrant to purchase one share of Riverview Class A Common Stock sold to the public and to Riverview Sponsor Partners, LLC (the “Sponsor”) in a private placement in connection with Riverview’s initial public offering (“Riverview Warrants”) will automatically and irrevocably be assumed by and assigned to Westrock and converted into a corresponding warrant to purchase Westrock Common Shares (“Westrock Warrants”). Under Riverview’s Amended and Restated Certificate of Incorporation, and in connection with obtaining the approval of the Mergers by Riverview’s stockholders, Riverview is required to provide an opportunity for its stockholders to redeem all or a portion of their outstanding shares of Riverview Class A Common Stock as set forth therein (the “Riverview Stockholder Redemption”), with the Riverview Stockholder Redemption to be effected no later than immediately prior to the effective time of the SPAC Merger.

The parties to the Transaction Agreement have made customary representations, warranties, and covenants in the Transaction Agreement, including, among others, covenants with respect to the conduct of each of Riverview and Westrock and its subsidiaries prior to the closing of the Mergers (the “Closing”) and a covenant providing for Riverview and Westrock to jointly prepare, agree upon, and file a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) (which will contain a prospectus of Westrock and proxy statement of Riverview). The representations and warranties made in the Transaction Agreement will not survive the consummation of the Mergers.

The Closing is subject to certain customary conditions, including, among other things: (i) the expiration or termination of the waiting period (or any extension thereof) applicable under the Hart-Scott Rodino Antitrust Improvements Act of 1976, (ii) after giving effect to the transactions contemplated by the Transaction Agreement (including the Riverview Stockholder Redemption), Riverview shall have at least $5,000,001 of net tangible assets; (iii) the required approval of the stockholders of Riverview shall have been obtained for the Mergers (the “Requisite Riverview Stockholder Approval”); (iv) the required approval of the members of Westrock shall have been obtained for the Mergers (the “Member Consent”), which such Member Consent has been obtained; (v) Westrock’s initial listing application with the Nasdaq Stock Market LLC in connection with the transactions contemplated by the Transaction Agreement shall have been conditionally approved; (vi) the absence of any material adverse effect, or any change, event, effect, or occurrence that, individually or in the aggregate would result in a material adverse effect with respect to either Westrock or Riverview; (vii) the effectiveness of the Registration Statement in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), the absence of any stop order issued by the SEC, and the absence of any proceeding seeking such a stop order having been threatened or initiated by the SEC which remains pending; (viii) no governmental entity shall have enacted, issued or entered any law or order that is then in effect and which has the effect of making the transactions contemplated by the Transaction Agreement illegal or which otherwise prohibits or prevents the consummation of the transactions; (ix) the accuracy of the representations and warranties of each party to the Transaction Agreement (subject to certain materiality standards set forth in the Transaction Agreement); and (x) material compliance by each of Riverview and Westrock with its pre-Closing covenants. In addition, the obligations of Westrock and the Merger Subs to consummate the Mergers are also conditioned on (i) the aggregate cash proceeds held in Riverview’s trust account (after giving effect to the Riverview Stockholder Redemption but prior to the SPAC Merger), plus all of the aggregate cash proceeds actually received by Riverview and Westrock pursuant to the PIPE Financing (as defined below), being equal to or greater than $250,000,000 (the “Cash Proceeds Condition”). The obligations of Riverview to consummate the Mergers are also conditioned upon, among other things, the effectiveness of Westrock’s conversion to a Delaware corporation and the appointment of directors to Westrock’s post-combination Board of Directors as set forth in the Transaction Agreement.

The Transaction Agreement may be terminated by Riverview or Westrock under certain circumstances, including, among others: (i) by written consent of Riverview and Westrock; (ii) by either Riverview or Westrock, if the Closing has not occurred on or before January 4, 2023 (except that the right to terminate shall not be available to any party whose breach of any of its covenants or obligations under the Transaction Agreement shall have proximately caused the failure to consummate the Closing by such date); (iii) by Riverview or Westrock, if the meeting of the stockholders of Riverview (the “Riverview Stockholders’ Meeting”) has been held and concluded without Riverview obtaining the Requisite Riverview Stockholder Approval; and (iv) by Riverview or Westrock, if any of such other party’s representations or warranties set forth in the Transaction Agreement are not true and correct or such other party has failed to perform any covenant or agreement set forth in the Transaction Agreement, in each case, if such breach or failure (a) would prevent certain conditions to closing from being satisfied and (b) is incurable or not cured within the time periods set forth in the Transaction Agreement.

The foregoing description of the Transaction Agreement and the Mergers does not purport to be complete and is qualified in its entirety by the terms and conditions of the Transaction Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Transaction Agreement contains representations, warranties, and covenants that the parties to the Transaction Agreement made to each other as of the date of the Transaction Agreement or other specific dates. The assertions embodied in those representations, warranties, and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Transaction Agreement. The Transaction Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about Riverview, Westrock, or any other party to the Transaction Agreement. In particular, the representations, warranties, covenants, and agreements contained in the Transaction Agreement, which were made only for purposes of the Transaction Agreement and as of specific dates, were solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts), and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants, and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Transaction Agreement. In addition, the representations, warranties, covenants, and agreements and other terms of the Transaction Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in Riverview’s or Westrock’s public disclosures.

PIPE Subscription Agreements

Riverview and Westrock have entered into Subscription Agreements (collectively, the “PIPE Subscription Agreements”), each dated as of April 4, 2022, with certain investors (collectively, the “PIPE Investors”), pursuant to which, among other things, Riverview and Westrock have, respectively, agreed to issue and sell, in private placements to close immediately prior to the Closing, an aggregate of 22,150,000 shares of Riverview Class A Common Stock and 2,850,000 Westrock Common Shares for a purchase price of $10.00 per share (the “PIPE Financing”). PIPE Investors are permitted under the PIPE Subscription Agreements to satisfy their commitments thereunder through the purchase of Class A Common Stock on the public market, subject to certain restrictions set forth therein. Each of the PIPE Subscription Agreements has been entered into on substantially similar terms and conditions to the forms of the PIPE Subscription Agreement, copies of which are filed as Exhibits 10.1 and 99.6 hereto and are incorporated by reference herein.

The foregoing description of the PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the applicable forms of the PIPE Subscription Agreements, copies of which are filed as Exhibits 10.1 and 99.6 hereto and are incorporated by reference herein.

Sponsor Support Agreement

Riverview, Westrock and the Sponsor, concurrently with the execution and delivery of the Transaction Agreement, have entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed, among other things, to vote (or execute and return an action by written consent), or cause to be voted at the Riverview Stockholders’ Meeting (or validly execute and return and cause such consent to be granted with respect to), all of its shares of Riverview Common Stock in favor of (A) the approval and adoption of the Transaction Agreement and approval of the Mergers and all other transactions contemplated by the Transaction Agreement, (B) against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Riverview under the Transaction Agreement or that would reasonably be expected to result in the failure of the Mergers from being consummated and (C) each of the proposals and any other matters necessary or reasonably requested by Riverview for consummation of the Mergers and the other transactions contemplated by the Transaction Agreement. The foregoing description of the Sponsor Support Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.4, and the terms of which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 4, 2022, Riverview and Westrock issued a joint press release announcing the execution of the Transaction Agreement. The joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is the investor presentation dated April 4, 2022, which will be used by Riverview and Westrock with respect to the Mergers.

On April 4, 2022, Riverview made available on its website a pre-recorded webcast discussing the Mergers. The Transcript of the webcast is attached hereto as Exhibits 99.3, and incorporated by reference herein.

On April 4, 2022, Riverview sent an e-mail communication to 12 anchor investor firms which funded its initial public offering, announcing the Company’s entry into the Transaction Agreement. A copy of the communication is attached as Exhibit 99.4, and incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Riverview under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4.

Item 8.01.	Other Events.

Investor Rights Agreement

In connection with the Closing, each of Westrock, Sponsor, and certain of Westrock’s significant members, entered into an Investor Rights Agreement, to be effective as of the Closing (the “Investor Rights Agreement”), which sets forth, among other things, certain director nomination rights for the Sponsor and certain significant members of Westrock with respect to Westrock’s Board of Directors from and after the Closing.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Investor Rights Agreement, a copy of which is attached as Exhibit 99.5 hereto and incorporated by reference herein.

PIPE Subscription Agreements

The information under “PIPE Subscription Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Registration Rights Agreement

In connection with the execution of the Transaction Agreement, Westrock, the Sponsor and certain equityholders of Westrock entered into a Registration Rights Agreement (the “Registration Rights Agreement”) containing customary registration rights for the Sponsor and the equityholders of Westrock who are parties thereto.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

Lock-Up Agreement

In connection with the execution of the Transaction Agreement, the Sponsor and certain Westrock equityholders (the “Westrock Lock-Up Equityholders”) entered into a Lock-Up Agreement (the “Lock-Up Agreement”) with Westrock, pursuant to which the Sponsor and each Westrock Lock-Up Equityholder have agreed not to transfer any Westrock Common Shares or Westrock Preferred Shares held by the Sponsor or such Westrock Lock-Up Shareholder for the applicable lock-up period. For the Sponsor, the applicable lock-up period is 365 days from the Closing, subject to early termination under certain circumstances. For each Westrock Lock-Up Equity-holder, the applicable lock-up period is 180 days from the Closing, subject to early termination under certain circumstances.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement, the form of which is attached hereto as Exhibit 99.8 and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed Mergers, Westrock intends to file with the SEC a Registration Statement, which will include a preliminary proxy statement of Riverview and a prospectus of Westrock. The definitive proxy statement and other relevant documents will be mailed to stockholders of Riverview as of a record date to be established for voting on the Mergers. Stockholders of Riverview and other interested persons are advised to read, when available, the preliminary proxy statement and amendments thereto, and the definitive proxy statement because these documents will contain important information about Riverview, Westrock, and the proposed transactions. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus once they are available, without charge, by directing a request to: Riverview Acquisition Corp., 510 South Mendenhall Road, Suite 200, Memphis, TN 38117. These documents, once available, and Riverview’s other filings and reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Participants in the Solicitation

Riverview, Westrock, and their respective directors and executive officers, other members of management, and employees may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Riverview is set forth in Riverview’s filings with the SEC. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction and a description of their direct and indirect interests will be set forth in the Registration Statement (and will be included in the accompanying proxy statement/prospectus) and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events, including, without limitation, statements regarding the anticipated timing and benefits of the Mergers, and Riverview’s or Westrock’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. In addition, these forward-looking statements include, without limitation, statements regarding Riverview’s and Westrock’s expectations with respect to future performance and anticipated financial impacts of the Mergers, the satisfaction of the closing conditions to the Mergers, and the timing of the completion of the Mergers. Such forward-looking statements are subject to risks, uncertainties (some of which are beyond the control of Westrock and/or Riverview), and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Riverview and its management, and Westrock and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, without limitation: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive agreements respecting the Mergers; (2) the outcome of any legal proceedings that may be instituted against Riverview, Westrock, or others following the announcement of the Mergers; (3) the inability to complete the Mergers due to the failure to obtain approval of the stockholders of Riverview or the SEC’s declaration of the effectiveness of the prospectus/proxy statement to be filed by Westrock and Riverview or to satisfy other conditions to closing; (4) changes to the proposed structure of the Mergers that may be required or appropriate as a result of applicable laws or regulations; (5) the ability of Westrock to meet applicable listing standards following the consummation of the Mergers; (6) the risk that the Mergers disrupts current plans and operations of Westrock as a result of the announcement and consummation of the Mergers; (7) the ability to recognize the anticipated benefits of the Mergers, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers, and retain its management and key employees; (8) costs related to the Mergers; (9) changes in applicable laws or regulations; (10) the possibility that Westrock may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of the COVID-19 pandemic on Westrock’s business and/or the ability of the parties to complete the Mergers; (12) the amount of redemption requests made by Riverview’s stockholders; (13) the ability of Riverview or Westrock to issue equity or equity-linked securities or obtain debt financing in connection with the Mergers or in the future; (14) risks related to the uncertainty of the projected financial information with respect to Westrock and (15) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Riverview’s prospectus dated August 5, 2021 and filed with the SEC on August 9, 2021 and Riverview’s other filings with the SEC, as well as any further risks and uncertainties to be contained in the proxy statement/prospectus filed after the date hereof. In addition, there may be additional risks that neither Westrock or Riverview presently know, or that Westrock or Riverview currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither Riverview nor Westrock undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1†	Transaction Agreement, dated April 4, 2022, by and among Riverview Acquisition Corp., Westrock Coffee Holdings, LLC, Origin Merger Sub I, Inc., and Origin Merger Sub II, LLC.
10.1	Form of Riverview PIPE Subscription Agreement
10.2	Sponsor Support Agreement, dated April 4, 2022, by and among Riverview Sponsor Partners, LLC, Riverview Acquisition Corp., and Westrock Coffee Holdings, LLC
99.1*	Press Release, dated April 4, 2022.
99.2*	Investor Presentation, dated April 4, 2022.
99.3*	Transcript of Webcast, posted on April 4, 2022.
99.4*	Anchor Investor Communication
99.5	Investor Rights Agreement
99.6	Form of Westrock PIPE Subscription Agreement
99.7	Registration Rights Agreement
99.8	Form of Lock-Up Agreement

†
Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

•	This exhibit is furnished pursuant to Item 7.01 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW ACQUISITION CORP.

	By:	/s/ William V. Thompson III
	Name:	William V. Thompson III
	Title:	Chief Financial Officer

Date: April 4, 2022